Exhibit 10.30

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

May 1, 2008

Mr. Jim Beyer

VP, Sales - Strategic Accounts

Masimo Corporation

40 Parker

Irvine, CA 92618

Re:	Pulse Oximetry Agreement MS50662 Product Number Change and Price Decrease

Dear Jim,

Masimo Corporation and Novation, LLC agree to amend Exhibit A to the Pulse Oximetry Supplier Agreement MS50662 by changing the product number on one product effective June 1, 2008 and decreasing the price on one product effective July 1, 2008 as shown on the attachment.

All other terms and conditions of the Supplier Agreement shall remain the same.

Please indicate your agreement with the foregoing in the space provided below and return one copy to the attention of David Hatch.

Sincerely,

/s/ Joan Roberts
Joan Roberts, RN, MS
Senior Director - Contract Services, Medical

Attachment

Agreed to and accepted this 5th day of May, 2008.

MASIMO CORPORATION

By:	/s/ Jim Beyer
Jim Beyer
VP, Sales - Strategic Accounts

ATTACHMENT TO ADDENDUM DATED MAY 1, 2008

FOR

MASIMO CORPORATION AGREEMENT MS50662

Product Number Change Due to Product Enhancements-No Price Change

Effective June 1, 2008

Product Description	Old Part Number	New Part Number
Radical-7, Blue Screen	9031	9153

Price Decrease Effective July 1, 2008

Product Number	Product Description	UOM	Current Tier 1 Price	New Tier 1 Price	Current Tier 2 Price	New Tier 2 Price	Current Tier 3 Price	New Tier 3 Price

1970	LNOP Blue, Neonatal/Infant/Pediatric Sensor	101BX	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

* Confidential Treatment Requested

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